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PROSPECTUS SUPPLEMENT


NORTHERN FUNDS -- FIXED INCOME FUNDS
SUPPLEMENT DATED APRIL 26, 2005 TO PROSPECTUS DATED JULY 31, 2004


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The following replaces the fifth paragraph under "Fund Management" on page 44 of the Prospectus:

The management team leaders for the HIGH YIELD FIXED INCOME FUND are Mark D. Carlson, Matthew Toms and Edward J. Casey, all Vice Presidents of Northern Trust. All have had such responsibility since April 2005. Mr. Carlson joined Northern Trust in 1996 and during the past five years has been a senior fixed income analyst. Since May 2004 he has held the position of director of fixed income research. After joining Northern Trust in 2000, Mr. Toms has managed various fixed income portfolios. From 1996 to 2000, Mr. Toms was with Lincoln Financial Group, where he had been a research analyst and fixed income portfolio manager. Mr. Casey joined Northern Trust in 2002 as an investment grade securities trader. Since 2004, Mr. Casey has been an assistant portfolio manager and trader for high yield portfolios. From 1996 to 2002, he was with Columbia Management Group (formerly a FleetBoston Company) where he was a portfolio trader.



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